UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -----------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 5, 2007


                                   MIDAS, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                   ----------
                 (State or other jurisdiction of incorporation)


        01-13409                                          36-4180556
--------------------------------           -------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


1300 Arlington Heights Road, Itasca, Illinois              60143
---------------------------------------------              -----
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000

Item 8.01         Other events

     Press release: Midas takes restructuring charge for closing 6 unprofitable company shops; media shift affects fourth quarter retail sales; company re-affirms 2006 guidance (See Exhibit 99.1)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 5, 2007                               MIDAS, INC.

                                            By:    /s/ William M. Guzik
                                                   -----------------------
                                                   William M. Guzik
                                                   Chief Financial Officer

INDEX TO EXHIBITS:


Exhibit
Number                                  Description
-------                                 -----------

99.1 Press release: Midas takes restructuring charge for closing 6 unprofitable company shops; media shift affects fourth quarter retails sales; company re-affirms 2006 guidance